EXHIBIT 99.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Annual Report of The Washington Post Company (the “Company”) on Form 10-K for the period ending December 29, 2002 (the “Report”), I, Donald E. Graham, Chief Executive Officer (principal executive officer) of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date: March 14, 2003	/s/ Donald E. Graham

Donald E. Graham,
Chief Executive Officer